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                                                                   EXHIBIT 24.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Equity Incentive Plan of eSoft, Inc., of our report dated March 5, 1998, relating to the financial statements of eSoft, Inc. appearing in the Company's Form 10-KSB and Form 10KSB/A No. 1 for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                           /s/ BDO SEIDMAN LLP
                                           BDO SEIDMAN LLP


Denver, Colorado
October 14, 1998